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                                                                    EXHIBIT 99.1

                                Media Contact: David Lanzillo
                                                607-377-8259
                                               lanzillodt@worldkitchen.com



                             WORLD KITCHEN CORRECTS
                       CONFERENCE CALL REPLAY INFORMATION

      ELMIRA, N.Y., May 18, 2001 -- World Kitchen, Inc. this morning held a conference call to discuss first quarter results. A recording of that call is available until June 1st. The correct number for the replay is:
1-888-562-7214. No passcode is necessary.



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